CONVERTIBLE NOTES PAYABLE (Details) (USD $)	Oct. 11, 2011	Oct. 04, 2011	Jun. 23, 2011	Feb. 14, 2011
Convertible note amount	$ 2,500,000	$ 100,000	$ 100,000	$ 2,500,000
Interest rate on convertible notes			10.00%	10.00%
Accrued interest through the date of conversion	$ 15,890.41	$ 2,821.92
Common shares for convertible notes	1,000,000	400,000
Commons shares for conversion of principal	63,561	11,288
Common stocks per share	$ 0.25	$ 0.25